SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: January 6, 2012


                        VICTORIA INTERNET SERVICES, INC.
             (Exact name of Registrant as specified in its charter)

             Nevada                      333-165301               27-1320213
  (State or other jurisdiction          (Commission             (IRS Employer
of incorporation or organization)       File number)         Identification No.)

                            Office 1 The Falls Centre
                           Corner Great North and Webb
                             Northmead, Benoni 1522
                              Union of South Africa
               (Address of principal executive offices) (Zip Code)

                                 +27 11 425 1666
              (Registrant's Telephone Number, Including Area Code)

                                       NA
                  (Former Address If Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     On January 6, 2012, the Registrant's Board of Directors determined to change the Registrant's fiscal year end from December 31 to the last day of February. The change was made so that the Registrant's fiscal year would match the fiscal year of its operating subsidiary. This change will go into effect immediately and the Registrant will file a 10-QT for the period ended November 30, 2011.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Victoria Internet Services, Inc.


By: /s/ John Storey, CEO
   --------------------------------
   John Storey, CEO

Dated: January 6, 2012

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